Exhibit 10.39

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

EXECUTION VERSION

AMENDMENT # 1 TO

LICENSE, DEVELOPMENT AND COMMERCIALIZATION AGREEMENT

This Amendment # 1 to LICENSE, DEVELOPMENT AND COMMERCIALIZATION AGREEMENT (“Amendment”), is entered into between Syndax Pharmaceuticals, Inc., a Delaware corporation having a place of business at 400 Totten Pond Road, Suite 110, Waltham, MA 02451 USA (“Syndax”) and Kyowa Hakko Kirin Co., Ltd., a Japanese corporation having a place of business at 1-6-1, Ohtemachi, Chiyoda-ku, Tokyo 100-8185, Japan (“KHK”).

Reference is made to that the LICENSE, DEVELOPMENT AND COMMERCIALIZATION AGREEMENT by and between Syndax and KHK entered into as of December 19, 2014 (“Agreement”). The Agreement is hereby amended as set forth in this Amendment. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Agreement.

The parties agree that Section 8.5.2 (Korea) of the Agreement shall be replaced with the following new sentence.

‘The Parties shall separately discuss in good faith and determine within *** of the Effective Date the Transfer Price applicable to Korea.’

All other terms, obligations and conditions of the Agreement shall remain in full force and effect.

This Amendment may be executed in one or more counterparts by the parties by a person having authority to bind the party, each of which when executed and delivered by facsimile, electronic transmission or by mail delivery, will be an original and all of which shall constitute but one and the same Amendment.

Syndax Pharmaceuticals, Inc.		Kyowa Hakko Kirin Co., Ltd.

By:	/s/ Michael A. Metzger	By:	/s/ Tamao Watanabe
Name:	Michael A. Metzger	Name:	Tamao Watanabe
Title:	President & COO	Title:	Managing Officer, Director
Business Development Department

Date:	September 11, 2015	Date:	September 18, 2015